Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Subsequent Events
12.	Subsequent Events

We have evaluated subsequent events through the date these consolidated financial statements were issued and there are no other events that have occurred that would require adjustments or disclosure to our consolidated financial statements.

(12)	Subsequent Events

On March 19, 2012, the Company recapitalized, entering into a credit agreement consisting of a Term A Loan of $57.0 million, a Term B Loan of $79.5 million, and a revolving credit facility of $11.0 million, of which $4.5 million has been drawn. In connection with the recapitalization, the Company’s old credit facility, scheduled to mature in 2012, was extinguished, and the Company’s indebtedness on the old facility was paid in full. Accordingly, the line of credit drawn and the notes payable presented on the December 31, 2011 balance sheet have been reclassified to long-term liabilities to the extent that payments under the new credit agreement extend beyond 2012. Payments under the credit agreement are as follows:

2012	$8,134
2013	10,845
2014	10,845
2015	10,845
2016	10,845
Thereafter	84,986

Total	$136,500

Proceeds from the new Term A, Term B, and revolving credit facility borrowings were used along with $14.5 million of Company cash to redeem 3,897,000 shares of Series A Preferred Stock (via conversion units as described in Note 6) plus accrued dividends for a total of $44.0 million. Fees paid in conjunction with the credit agreement totaled $6.5 million, including an agency fee for $1.5 million to an entity associated with the Company’s majority stockholder, and an agreement to grant 215,044 shares of common stock valued at approximately $1.2 million to an investment bank acting as advisor.

The Company has evaluated subsequent events from the balance sheet date through March 22, 2012, the date at which the consolidated financial statements were available to be issued.